Supplement dated December 14, 2015
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - U.S. Equities Fund	5/1/2015
Effective January 1, 2016, the following changes are hereby made to the Fund's prospectus.
The list of portfolio managers under the sub-heading "Subadviser: Columbia Wanger Asset Management, LLC” beneath the caption “Fund Management" in the "Summary of VP - U.S. Equities Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matt Litfin, CFA	Portfolio Manager and Analyst	Lead manager	January 2016
William J. Doyle, CFA	Portfolio Manager and Analyst	Co-manager	October 2015
The rest of the section remains the same.
The information about the portfolio managers under the sub-heading "Subadviser: Columbia Wanger Asset Management, LLC” beneath the caption “Portfolio Management — Portfolio Managers" in the "More Information About Columbia VP - U.S. Equities Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matt Litfin, CFA	Portfolio Manager and Analyst	Lead manager	January 2016
William J. Doyle, CFA	Portfolio Manager and Analyst	Co-manager	October 2015
Mr. Litfin has been associated with CWAM since 2015. Prior to joining CWAM, Mr. Litfin served as a portfolio manager and analyst with William Blair & Company. Mr. Litfin began his investment management career in 1993 and earned a B.S from the University of Tennessee and an M.B.A from Harvard Business School.
Mr. Doyle has been associated with CWAM or its predecessors as an investment professional since 2006. Mr. Doyle began his investment management career in 1987 and earned a B.S. and a B.A. from Illinois State University and an M.B.A from Loyola University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-50 A (12/15)